EXHBIT 10.2

COMMITMENT INCREASE AMENDMENT AGREEMENT
THIS COMMITMENT INCREASE AMENDMENT AGREEMENT, effective as of November 30, 2015 (this “Agreement”), is by and among GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT III, INC., a Maryland corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
W I T N E S S E T H
WHEREAS, a $60,000,000 (which amount may be increased to the amount of $350,000,000) credit facility was established pursuant to that Credit Agreement dated as of August 18, 2014 (as amended and modified, the “Credit Agreement”) among the Borrower, the Parent, certain subsidiaries of the Parent identified therein as Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;
WHEREAS, the Borrower has requested an increase in the Aggregate Revolving Committed Amount in an aggregate amount equal to $140,000,000 pursuant to the provisions of Section 2.01(d) of the Credit Agreement (the “Commitment Increase”), which increase shall be effective to and including February 29, 2015, and thereafter shall be automatically reduced to $60,000,000 (the “Commitment Decrease”);
WHEREAS, the Lenders party to this Agreement have agreed to provide the Commitment Increase on the terms and conditions provided herein;
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Section references are to sections and subsections in the Credit Agreement.
Section 2.    Changes in the Aggregate Revolving Committed Amount. Subject to the terms and conditions provided herein, the Aggregate Revolving Committed Amount is hereby modified and the Credit Agreement is modified in the following respects.
2.1    Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Revolving Loans. During the Commitment Period, each Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Lenders collectively, the aggregate outstanding principal amount of Revolving Obligations shall not exceed (x) SIXTY MILLION DOLLARS ($60,000,000) from the Closing Date to and including November 29, 2015, (y) TWO HUNDRED MILLION DOLLARS ($200,000,000) from November 30, 2015 to and including February 29, 2016, and (z) SIXTY MILLION DOLLARS ($60,000,000) from March 1, 2016 and thereafter (as increased or decreased from time to time pursuant to this Credit Agreement, the “Aggregate Revolving Committed Amount”) and (ii) with regard to each Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof.
2.3    Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.
Section 3.    Representations and Warranties. Each of the Credit Parties hereby represents and warrants that:
3.1    It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
3.2    It has executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles.
3.3    The representations and warranties of the Credit Parties made in or pursuant to the Credit Agreement and the other Credit Documents shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.
3.4    No Default or Event of Default exists immediately before, or will exist immediately after, giving effect to this Agreement.
Section 4.    Acknowledgment, Reaffirmation and Confirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Agreement and all documents, agreements and instruments executed in connection with this Agreement do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.
Section 5.    Lender Acknowledgment and Agreement.
5.1    Each of the Lenders acknowledge and agree to an increase and subsequent decrease in their respective Revolving Commitments as shown on Schedule 2.01, as revised and attached hereto.
Section 6.    Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of all of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent and the Lenders:
6.1    Receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Parent and the Subsidiary Guarantors.

6.2    Receipt by the Administrative Agent of new or amended and restated Notes (to the extent requested by the Lenders) duly executed by the Borrower to reflect the Commitment Increase hereunder.
6.3    Receipt of opinions of counsel, in form and substance reasonably satisfactory to the Administrative Agent, of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) Venable LLP, special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.
6.4    Receipt of certificates of responsible officers or directors (as appropriate based on the applicable jurisdiction of organization) of the Credit Parties (i) attaching copies of the Organization Documents certified by a secretary or assistant secretary to be true and correct as of the date hereof (or, if such Organization Documents have not been amended, modified or supplemented since such Organization Documents were delivered to the Administrative Agent in connection with the closing of the Credit Agreement, certifying that such Organization Documents have not been amended, modified or supplemented since such delivery and remain true, correct and complete and in full force and effect as of the date hereof), (ii) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Agreement, and authorizing the execution and delivery thereof (which in each case may be included in the resolutions approving the Credit Agreement and the transactions contemplated thereby), certified by a secretary or assistant secretary to be true and correct as of the date hereof; (iii) attaching an incumbency certification identifying the responsible officers that are authorized to execute this Agreement and related documents and to act on their behalf in connection with this Agreement and the Credit Documents, and (iv) confirming that no Default or Event of Default shall exist immediately before or immediately after giving effect to this Agreement and the establishment of the Commitment Increase hereunder.
6.5    Receipt by the Administrative Agent, for the benefit of the Lenders, of an upfront fee in an amount equal to $105,000 in connection with this Agreement.
Section 7.    Agreement is a “Credit Document”. This Agreement is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Agreement.
Section 8.    Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
Section 9.    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of Moore & Van Allen, PLLC, and local counsel to the Administrative Agent in the various jurisdictions where the Credit Parties are located.
Section 10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Agreement by facsimile or other electronic imaging shall be effective as such party’s original executed counterpart.

Section 11.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to conflict of laws principles; provided that the Administrative Agent and the Lenders shall retain all rights arising under federal law.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

PARENT:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

SUBSIDIARY GUARANTORS:
GAHC3 LITHONIA GA MOB, LLC, a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 STOCKBRIDGE GA MOB, LLC, a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 ACWORTH GA MOB, LLC, a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LEE’S SUMMIT MO MOB, LLC, a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 WICHITA KS MOB, LLC, a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 DELTA VALLEY ALF PORTFOLIO, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 BATESVILLE MS ALF, LLC, a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 CLEVELAND MS ALF, LLC, a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX INSTITUTE MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX CSC MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 MARSHALL TX MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 SOUTHGATE KY MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 SOMERVILLE MA MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 MORRISTOWN NJ MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 VERONA NJ MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

GAHC3 BRONX NY MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

By:	/s/ Danny Prosky
Name:	Danny Prosky
Its:	President and COO

ADMINISTRATIVE AGENT AND
LENDERS:

Bank of America, N.A., as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Its:	SVP

Bank of America, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Its:	SVP

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Heagler
Name:	Brian Heagler
Its:	SVP